UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2021

HYCROFT MINING HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8181 E. Tufts Avenue, Suite 510 Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

(303) 253-3267
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCZ	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCL	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a)    On May 4, 2021, the Audit Committee of the Board of Directors of Hycroft Mining Holding Corporation (formerly known as Mudrick Capital Acquisition Corporation (“MUDS”)) (the “Company,” “we” or “our”) after considering the recommendations of management and consulting with Plante & Moran, PLLC (“Plante”), the Company’s independent registered public accounting firm, and its legal advisors concluded that the Company’s (1) audited consolidated financial statements as of December 31, 2020, and (2) condensed consolidated unaudited financial statements for the three and six month periods ended June 30, 2020 and the three and nine month periods ended September 30, 2020, should not be relied upon due to required reclassifications identified therein. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company's financial results should no longer be relied upon.

On April 12, 2021, the Staff of the Securities and Exchange Commission (the “SEC”) released Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “April 12, 2021 SEC Statement”). The April 12, 2021 SEC Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The April 12, 2021 SEC Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.”

On May 29, 2020, MUDS and MUDS Acquisition Sub, Inc., an indirect wholly owned subsidiary of MUDS, combined with Hycroft Mining Company, a US-based gold mining company (“Seller”). MUDS, a publicly traded blank check SPAC, had issued private warrants and public warrants prior to and concurrent with the May 29, 2020 business combination that included features that were highlighted in the April 12, 2021 SEC Statement as potentially requiring liability classification. The Company’s October 6, 2020, unit public offering also included warrants with substantially the same features as its previously issued public warrants and also potentially requiring liability classification. Because the May 29, 2020 transaction was completed as a business combination recapitalization transaction with MUDS treated as the “acquired” company and Seller treated as the “acquirer”, the financial statements of the combined entity represent a continuation of the financial statements of Seller, with the acquisition treated as the equivalent of Seller issuing stock and warrants for the net assets of MUDS. For a description of the terms of the affected warrants, please refer to the warrant agreements filed as exhibits 4.2 and 4.3 to our Annual Report on Form 10-K for the year ended December 31, 2020, filed March 24, 2021, as amended April 9, 2021.

Considering the guidance in the April 12, 2021 SEC Statement, the Company concluded the private warrants issued by the Company do not meet the conditions to be classified as equity and instead, such warrants should be accounted for as liabilities measured at fair value, with non-cash fair value adjustments recorded in earnings at each reporting period under Accounting Standards Codification 815. The Company is working diligently with its auditors and an independent valuation expert to finalize the valuation of such warrants and to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 (the “Amended 10-K”) reflecting this reclassification of the private warrants as soon as practicable. The adjustments to the financial statement items will be set forth through disclosures in the financial statements included in the Amended 10-K.

On a preliminary and unaudited basis, and subject to change upon completion of a third-party valuation analysis, we expect the impact to total liabilities, stockholders' equity (deficit) and net income (loss) to be as follows (amounts in millions).

	TOTAL LIABILITIES
	As Previously Report	Estimated Adjustment Range	Estimated As Adjusted
As of December 31, 2020	$200.7	$13.0 to 17.0	$213.7 to 217.7
As of December 31, 2019	$573.9	$—	$573.9

	STOCKHOLDERS' EQUITY (DEFICIT)
	As Previously Report	Estimated Adjustment Range	Estimated As Adjusted
As of December 31, 2020	$31.9	$(13.0) to (17.0)	$14.9 to 18.9
As of December 31, 2019	$(439.3)	$—	$(439.3)

	NET INCOME (LOSS)
	As Previously Report	Estimated Adjustment Range	Estimated As Adjusted
Year ended December 31, 2020	$(132.7)	$(2.0) to (4.0)	$(134.7) to (136.7)
Year ended December 31, 2019	$(98.9)	$—	$(98.9)

We will disclose the finalized impacts to these line items, as well as other line items on our financial statements, including, but not limited to, warrant liabilities, additional paid-in capital, accumulated deficit, total stockholders’ equity, change in fair value of warrant liabilities, total other expense, income (loss) before income taxes, comprehensive income (loss), net income (loss) attributable to common stockholders, and basic and diluted earnings (loss) per common share, in our forthcoming Amended 10-K. In general, the remeasurement of the warrant liability increases or decreases commensurate with increases or decreases in our stock price with no impact on our revenues, operating income, or cash flows in the prior periods or moving forward. We are also evaluating the impact on the Company’s internal controls over financial reporting.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.
EXHIBIT INDEX

Exhibit Number	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2021	Hycroft Mining Holding Corporation

By:	/s/ Stanton Rideout
Stanton Rideout Executive Vice President and Chief Financial Officer

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